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                                                                   Exhibit 10.5D


                          SUPPLEMENTAL RETIREMENT PLAN
                           FOR TEXTRON KEY EXECUTIVES
                          (EFFECTIVE DECEMBER 15, 1994)

                                 THIRD AMENDMENT

Pursuant to Section 7.03 of the Supplemental Retirement Plan for Textron Key Executives (Effective December 15, 1994) (the "Plan"), Textron Inc. hereby amends the Plan, as follows:

Section 1.05 of the Plan is hereby amended to read in its entirety as follows:

"`Compensation' means base salary, accrued annual incentive compensation, performance units, and performance share units, whether or not deferred under the Deferred Income Plan for Textron Key Executives. However, for any Key Executive who is first awarded performance share units after October 26, 1999, performance unit and performance share units shall not be included in Compensation"

IN WITNESS WHEREOF, Textron Inc. has caused this Third Amendment to be executed by its duly authorized officer effective as of October 26, 1999.

                                TEXTRON INC.


                                By: ____________________________________________
                                    George Metzger
                                    Vice President, Human Resources and Benefits